SIX CIRCLES FUNDS

Tax Aware Bond Fund

Supplement dated December 7, 2021

to the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented

On November 17, 2021, the Board of Trustees for the Tax Aware Bond Fund (the “Fund”) approved BlackRock Investment Management, LLC (“BlackRock”) as an additional sub-adviser to the Fund effective November 30, 2021 (the “Effective Date”).

On the Effective Date, the third sentence of the twelfth paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Adviser currently allocates Fund assets to the following Sub-Advisers: Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments LLC (“Allspring”) and BlackRock Investment Management, LLC (“BlackRock”).

On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus, relating to BlackRock:

BlackRock

With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.

On the Effective Date, the second sentence under the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Capital, Nuveen, Allspring and BlackRock are the current Sub-Advisers to the Fund.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus, relating to BlackRock:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-2021-23